[FARM BUREAU FINANCIAL SERVICES(R) LETTERHEAD]


August 29, 2003


Dear Farm Bureau Customer:

As a valued Farm Bureau Variable Annuity contract owner and Farm Bureau Variable Universal Life policy owner, we are pleased to provide you with the semi-annual reports for the investment options offered under your Farm Bureau contracts. These reports provide an update on each portfolio's performance as of June 30, 2003. Portfolio performance does not take into account the fees charged by the contract. If those fees had been included, the performance for the portfolios would have been lower.

We are also pleased to provide you with separate performance sheets for the subaccounts under your contract. The performance sheets provide an update of each subaccount's performance as of June 30, 2003 and July 31, 2003.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your Farm Bureau registered representative.

We appreciate and value your business and look forward to serving you again in the future.

Farm Bureau Life Insurance Company

[FARM BUREAU FINANCIAL SERVICES(R) LETTERHEAD]


August 29, 2003


Dear Farm Bureau Customer:

As a valued Farm Bureau Variable Universal Life Insurance policy owner, we are pleased to provide you with the semi-annual reports for the investment options offered under your Farm Bureau policy. These reports provide an update on each portfolio's performance as of June 30, 2003. Portfolio performance does not take into account the fees charged by the policy. If those fees had been included, the performance for the portfolios would have been lower.

We are also pleased to provide you with separate performance sheets for the subaccounts under your policy. The performance sheets provide an update of each subaccount's performance as of June 30, 2003 and July 31, 2003.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your policy, please do not hesitate to call your Farm Bureau registered representative.

We appreciate and value your business and look forward to serving you again in the future.

Farm Bureau Life Insurance Company